Exhibit 10.33

December 30, 2012

Rentech Nitrogen, LLC

10877 Wilshire Boulevard, Suite 600

Los Angeles, CA 90024-4364

Attention: Mr. Dan J. Cohrs

Re:	Rentech Nitrogen, LLC Second Amended and Restated Credit Agreement

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement dated as of October 31, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among RENTECH NITROGEN, LLC, a Delaware limited liability company (“RNL” or “Borrower Representative”), any other Person that executes a Joinder Agreement to become a “Borrower” under the Credit Agreement (RNL and each such Person being sometimes referred to herein collectively, as “Borrowers” and each individually as a “Borrower”), RENTECH NITROGEN PARTNERS, L.P., a Delaware limited partnership (“Partnership”), the other Persons party thereto that are designated as a “Credit Party,” GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), as agent (in such capacity, “Agent”) for the several financial institutions from time to time party to this Agreement (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender (including as Swingline Lender) and such Lenders. Capitalized terms used in this letter and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

Borrower Representative has requested that Agent extend the deadline for (a) closing all bank accounts at Wells Fargo and (b) delivering the ALTA survey for RNL’s Owned Real Estate located at 16675 Highway 20 West, East Dubuque, IL 61025 in form and substance acceptable to Agent, and, in each case, Agent has agreed to such extension, subject to and in accordance with the terms and conditions hereof.

Pursuant to (a) Section 4.11 of the Credit Agreement, Borrowers were required to enter into Control Agreements for all bank accounts open as of December 30, 2012 (including those accounts at Wells Fargo), except those set forth on Part I of Schedule 4.11, by such date, and (b) Section 4.15 and Schedule 4.15 of the Credit Agreement, Borrowers were required to deliver the ALTA survey for RNL’s Owned Real Estate located at 16675 Highway 20 West, East Dubuque, IL 61025 in form and substance acceptable to Agent by no later than December 30, 2012. At the request of Borrower Representative, Agent has agreed under this letter agreement, that effective as of the date hereof, (i) the date by which Borrower Representative shall close all of the bank accounts maintained at Wells Fargo Bank, N.A. including account numbers 200031407751 and 200031407764 (each of which is not subject to a Control Agreement) has been extended to January 18, 2013, (ii) the date by which Borrower Representative shall deliver the ALTA survey has been extended to January 18, 2013, (iii) Schedule 3.21 to the Credit Agreement is hereby deleted in its entirety and replaced with the version of Schedule 3.21 attached hereto as Annex A and (iv) Schedule 4.15 to the Credit Agreement is hereby deleted in its entirety and replaced with the version of Schedule 4.15 attached hereto as Annex B.

The effectiveness of this letter agreement is subject to receipt by Agent of this letter agreement duly executed by each Borrower, Partnership and Agent.

Please indicate your acknowledgment and agreement to all of the foregoing by executing a copy of this letter agreement where indicated below and returning it to the undersigned.

“Agent”

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Ankur Gupta Ankur Gupta Duly Authorized Signatory

Amendment No. 2

ACKNOWLEDGED AND AGREED TO BY:

“Borrowers”

RENTECH NITROGEN, LLC

RENTECH NITROGEN PASADENA HOLDINGS, LLC, formerly known as Agrifos LLC

RENTECH NITROGEN PASADENA, LLC, formerly known as Agrifos Fertilizer L.L.C.

RENTECH NITROGEN PASADENA SPA, LLC, formerly known as Agrifos SPA LLC

By:	/s/ Dan J. Cohrs Dan J. Cohrs Vice President and Treasurer of each of the Borrowers

“Partnership”

RENTECH NITROGEN PARTNERS, L.P.

By:	Rentech Nitrogen GP, LLC
Its:	General Partner

By:	/s/ Dan J. Cohrs Dan J. Cohrs Chief Financial Officer

Amendment No. 2

ANNEX A

Schedule 3.21

DEPOSIT ACCOUNTS AND OTHER ACCOUNTS

Bank Accounts held at US Bank*
US Bank
One California Street, Suite 2100
San Francisco, CA 94111
Account Name	Account Type	Account Number

RENTECH NITROGEN PARTNERS L.P.*	Checking account	1-036-9029-5664

* Subject to maximum balance limits in Section 4.11 of the Credit Agreement

Bank Accounts held at BMO Harris Bank
BMO Harris Bank
111 West Monroe Street, 9th floor
Chicago, IL 60603
Account Name	Account Type	Account Number
Rentech Nitrogen Partners LP	Concentration Account	386-163-0
Rentech Nitrogen LLC	Checking	386-166-3
Rentech Nitrogen Pasadena, LLC	Concentration Account	386-242-2
Rentech Nitrogen Pasadena, LLC	Checking	386-243-0

Bank Accounts held at Wells Fargo[1]
Credit Party	Account Type	Account Number
Agrifos Fertilizer L.L.C.	Lockbox	200031407751
Agrifos Fertilizer L.L.C.	Operating Account	200031407764

Bank Accounts held at Chase Bank
Credit Party	Account Type	Account Number
Rentech Nitrogen Pasadena, LLC	Lockbox	113334073
Rentech Nitrogen Pasadena, LLC	Operating Account	113334081
Rentech Nitrogen Pasadena, LLC	Payables Checking Account	6300065375
Rentech Nitrogen Pasadena, LLC	Payroll Checking Account	113334065

[1]	All accounts at Wells Fargo shall be closed on or before January 18, 2013.

ANNEX B

Schedule 4.15

POST-CLOSING OBLIGATIONS

OBLIGATION / DELIVERABLE	DUE DATE

ALTA Survey for RNL’s Owned Real Estate located at 16675 Highway 20 West, East Dubuque, IL 61025, in form and substance acceptable to Agent.	January 18, 2013 (with extensions approved by Agent in its sole discretion)